Exhibit 99.02

CADENCE REPORTS FOURTH QUARTER AND FISCAL YEAR 2024
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways for 2024 • Record year-end backlog of $6.8B and current RPO of $3.4B • Revenue growth of 13.5% • Non-GAAP operating margin of 42.5%
Q1 2025 Outlook
• Revenue: $1.23 billion - $1.25 billion
• GAAP operating margin: 27% - 28%
• Non-GAAP operating margin: 40% - 41%
• GAAP EPS: $0.93 - $0.99
• Non-GAAP EPS: $1.46 - $1.52
• Expect to use approximately $175 million to repurchase Cadence shares in Q1
Q4 2024 KEY METRICS
• Revenue: $1.356 billion • GAAP operating margin: 33.7% • Non-GAAP operating margin: 46.0% • GAAP EPS: $1.24 • Non-GAAP EPS: $1.88 • Operating cash flow: $441 million
FY 2025 Outlook
• Revenue: $5.14 billion - $5.22 billion
• GAAP operating margin: 30.25% - 31.25%
• Non-GAAP operating margin: 43.25% - 44.25%
• GAAP EPS: $4.19 - $4.29
• Non-GAAP EPS: $6.65 - $6.75
• Operating cash flow: $1.6 billion - $1.7 billion
• Expect to use approximately 50% of free cash flow to repurchase Cadence shares for the year
	Financial Results Webcast	FY 2024 KEY METRICS
Our Q4 2024 financial results webcast will begin February 18, 2025 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on February 18, 2025 until 5:00 p.m. (Pacific) on March 17, 2025.
• Revenue: $4.641 billion • GAAP operating margin: 29.1% • Non-GAAP operating margin: 42.5% • GAAP EPS: $3.85 • Non-GAAP EPS: $5.97 • Operating cash flow: $1.261 billion

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2019	2020*	2021	2022	2023*	2024	2025E

Revenue	$2,336	$2,683	$2,988	$3,562	$4,090	$4,641	$5,140- $5,220
Revenue growth*	9%	15%	11%	19%	15%	13%	11% - 12%
3-year CAGR	9%	11%	12%	15%	15%	16%	~13%
3-year CAGR without 53rd week impact		11%			16%

GAAP operating expenses	$1,845	$2,037	$2,209	$2,488	$2,839	$3,291	~$3,563
GAAP operating expense growth	6%	10%	8%	13%	14%	16%	~8%

Non-GAAP operating expenses	$1,587	$1,739	$1,877	$2,125	$2,373	$2,667	~$2,914
Non-GAAP operating expense growth	6%	10%	8%	13%	12%	12%	~9%

GAAP operating margin**	21.1%	24.1%	26.1%	30.1%	30.6%	29.1%	30.75%

Non-GAAP operating margin**	32.1%	35.2%	37.2%	40.3%	42.0%	42.5%	43.75%

GAAP earnings per share	$3.53	$2.11	$2.50	$3.09	$3.82	$3.85	$4.19 - $4.29

Non-GAAP earning per share	$2.20	$2.80	$3.29	$4.27	$5.15	$5.97	$6.65 - $6.75
Non-GAAP EPS growth**	18%	27%	18%	30%	21%	16%	12%
3-year Non-GAAP EPS CAGR**	22%	26%	21%	25%	23%	22%	16%

Weighted average shares diluted outstanding	280.5	279.6	278.9	275.0	272.7	273.8	274 - 276

Cash flow from operations	730	905	1,101	1,242	1,349	1261	$1,600 - $1,700

Capital expenditures	75	95	65	123	102	143	~$150

* Fiscal 2020 was a 53-week year, compared to all other years which were 52 week years. 2020 (which impacts the 3 year CAGR in 2023) included approximately $45 million revenue impact for the extra week.
** At midpoint of outlook.
Profitability Trends

(In Millions)	2019	2020	2021	2022	2023	2024	2025E*

Revenue	$2,336	$2,683	$2,988	$3,562	$4,090	$4,641	$5,180
Revenue Growth	9%	15%	11%	19%	15%	13%	12%
3-Year Revenue Growth CAGR	9%	11%	12%	15%	15%	16%	13%
GAAP operating margin	21.1%	24.1%	26.1%	30.1%	30.6%	29.1%	30.75%

Non-GAAP operating margin	32.1%	35.2%	37.2%	40.3%	42.0%	42.5%	43.75%
Stock-based compensation	(7.8)%	(7.4)%	(7.0)%	(7.6)%	(8.0)%	(8.4)%	(9.0)%
Non-GAAP operating margin adjusted for stock-based compensation	24.3%	27.8%	30.2%	32.7%	34.0%	34.1%	34.75%

GAAP operating income	$492	$646	$779	$1,074	$1,251	$1,351	$1,617

Non-GAAP operating income	$749	$944	$1,111	$1,436	$1,717	$1,974	$2,266
Non-GAAP operating income adjusted for stock-based compensation	$567	$747	$901	$1,166	$1,391	$1,583	$1,800

* At midpoint of outlook.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	2

Cadence Design Systems, Inc.

First Quarter 2025 Financial Outlook

	Q1 2024	Q4 2024	Q1 2025E

Total Revenue ($ Millions)	$1,009	$1,356	$1,230 - $1,250
Q/Q Growth		12%	(8)% - (9)%
Y/Y Growth		27%	22% - 24%

GAAP Operating Margin	24.8%	33.7%	30.25% - 31.25%

Non-GAAP Operating Margin	37.8%	46.0%	43.25% - 44.25%

GAAP EPS	$0.91	$1.24	$0.93 - $0.99

Non-GAAP EPS	$1.17	$1.88	$1.46 - $1.52

Fiscal Year 2025 Financial Outlook

	FY 2024	FY 2025E

Recurring Revenue	82.6%	~80%

Total Revenue ($ Millions)	$4,641	$5,140 - $5,220
Y/Y Growth	13%	11% - 12%

Revenue from Beginning Backlog	~70%	~70%

GAAP Operating Margin	29.1%	30.25% - 31.25%

Non-GAAP Operating Margin	42.5%	43.25% - 44.25%

GAAP Other Income & Expense ($ Millions)	$45	$(53) - $(67)

Non-GAAP Other Income & Expense ($ Millions)	$(16)	$(53) - $(67)

GAAP Tax Rate	24.4%	~25%

Non-GAAP Tax Rate	16.5%	16.5%

Weighted Average Diluted Shares Outstanding (Millions)	273.8	274 - 276

GAAP EPS	$3.85	$4.19 - $4.29
Y/Y Growth	1%	9% - 11%

Non-GAAP EPS	$5.97	$6.65 - $6.75
Y/Y Growth	16%	11% - 13%

Cash Flow from Operations ($ Millions)	$1,261	$1,600 - $1,700

DSO	48	~50

Capital Expenditures ($ Millions)	$143	~$150

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	3

Cadence Design Systems, Inc.

Fourth Quarter and Fiscal Year Financial Results
Backlog

(In Billions)	2020	2021	2022	2023	2024

Backlog	$3.9	$4.4	$5.8	$6.0	$6.8

Revenue

(In Millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Product and Maintenance	$982	$913	$961	$1,100	$1,239
Services	87	96	100	115	117
Total Revenue	$1,069	$1,009	$1,061	$1,215	$1,356

(In Millions)	2020*	2021	2022	2023	2024

Product and Maintenance	$2,537	$2,813	$3,340	$3,834	$4,213
Services	146	175	222	256	428
Total Revenue	$2,683	$2,988	$3,562	$4,090	$4,641
* Fiscal 2020 was a 53-week year.
Recurring and Up-Front Revenue

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Revenue recognized over time	85%	87%	85%	80%	72%
Revenue from arrangements with non-cancelable commitments	2%	3%	3%	2%	2%
Recurring Revenue	87%	90%	88%	82%	74%
Up-Front Revenue	13%	10%	12%	18%	26%
Total	100%	100%	100%	100%	100%

	2020	2021	2022	2023	2024

Revenue recognized over time	85%	85%	83%	81%	80%
Revenue from arrangements with non-cancelable commitments	3%	3%	2%	3%	3%
Recurring Revenue	88%	88%	85%	84%	83%
Up-Front Revenue	12%	12%	15%	16%	17%
Total	100%	100%	100%	100%	100%
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Recurring Revenue	84%	87%	87%	86%	83%
Up-Front Revenue	16%	13%	13%	14%	17%
Total	100%	100%	100%	100%	100%

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	4

Cadence Design Systems, Inc.

Revenue Mix by Geography

(% of Total Revenue)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Americas	44%	46%	49%	50%	49%
China	15%	12%	12%	13%	13%
Other Asia	19%	20%	19%	17%	17%
Europe, Middle East and Africa	16%	17%	14%	14%	15%
Japan	6%	5%	6%	6%	6%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2020	2021	2022	2023	2024

Americas	42%	45%	46%	43%	49%
China	15%	13%	15%	17%	12%
Other Asia	18%	19%	18%	19%	18%
Europe, Middle East and Africa	18%	17%	16%	16%	15%
Japan	7%	6%	5%	5%	6%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Core EDA	75%	76%	73%	70%	68%
IP	13%	12%	13%	14%	13%
System Design and Analysis	12%	12%	14%	16%	19%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2020	2021	2022	2023	2024

Core EDA	76%	76%	76%	76%	71%
IP	14%	13%	12%	12%	13%
System Design and Analysis	10%	11%	12%	12%	16%
Total	100%	100%	100%	100%	100%
3 Year Revenue CAGR by Product Category

	2020	2021	2022	2023	2024

Core EDA	10%	10%	14%	15%	13%
IP	18%	16%	15%	8%	15%
System Design and Analysis	13%	19%	24%	22%	30%
Total 3 Year CAGR	11%	12%	15%	15%	16%
3 Year Revenue CAGR by Product Category Without 53rd Week Impact*

	2020*	2021	2022	2023	2024

Core EDA	9%	10%	14%	16%	13%
IP	18%	16%	15%	9%	15%
System Design and Analysis	12%	19%	24%	23%	30%
Total 3 Year CAGR	11%	12%	15%	16%	16%
* Fiscal 2020 was a 53-week year and included approximately $45 million revenue impact for the extra week.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	5

Cadence Design Systems, Inc.

Gross Margin

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

GAAP Gross Margin	90.3%	87.6%	86.9%	86.6%	83.8%
Non-GAAP Gross Margin	91.7%	89.1%	88.5%	88.6%	85.5%

	2020	2021	2022	2023	2024

GAAP Gross Margin	88.6%	89.7%	89.6%	89.4%	86.0%
Non-GAAP Gross Margin	90.6%	91.7%	91.0%	90.7%	87.8%

Total Costs and Expenses

(In Millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Total GAAP Costs and Expenses	$732	$759	$767	$865	$899
Total Non-GAAP Costs and Expenses	$610	$627	$635	$671	$733

(In Millions)	2020*	2021	2022	2023	2024

Total GAAP Costs and Expenses	$2,037	$2,209	$2,488	$2,839	$3,291
Total Non-GAAP Costs and Expenses	$1,739	$1,877	$2,125	$2,373	$2,667

* Fiscal 2020 was a 53-week year.
Operating Margin

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

GAAP Operating Margin	31.5%	24.8%	27.7%	28.8%	33.7%
Non-GAAP Operating Margin	42.9%	37.8%	40.1%	44.8%	46.0%

	2020	2021	2022	2023	2024

GAAP Operating Margin	24.1%	26.1%	30.1%	30.6%	29.1%
Non-GAAP Operating Margin	35.2%	37.2%	40.3%	42.0%	42.5%

Net Income Per Share

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

GAAP Net Income Per Share	$1.19	$0.91	$0.84	$0.87	$1.24
Non-GAAP Net Income Per Share	$1.38	$1.17	$1.28	$1.64	$1.88

	2020	2021	2022	2023	2024

GAAP Net Income Per Share	$2.11	$2.50	$3.09	$3.82	$3.85
Non-GAAP Net Income Per Share	$2.80	$3.29	$4.27	$5.15	$5.97

Total DSO

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

DSO	43	36	49	44	48

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	6

Cadence Design Systems, Inc.

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Net Cash from Operating Activities	$272	$253	$156	$410	$441
Capital Expenditures	34	49	29	27	37
Free Cash Flow	$238	$204	$127	$383	$404

(In Millions)	2020	2021	2022	2023	2024

Net Cash from Operating Activities	$905	$1,101	$1,242	$1,349	$1,261
Capital Expenditures	95	65	123	102	143
Free Cash Flow	$810	$1,036	$1,119	$1,247	$1,118

Cash and Cash Equivalents

(In Millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Cash and Cash Equivalents	$1,008	$1,012	$1,059	$2,786	$2,644

(In Millions)	2020	2021	2022	2023	2024

Cash and Cash Equivalents	$928	$1,089	$882	$1,008	$2,644

•Approximately 66 percent of our cash and cash equivalents were in the U.S. at quarter-end.
Debt

(In Millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Debt (principal value)	$650	$650	$1,350	$2,850	$2,500

(In Millions)	2020	2021	2022	2023	2024

Debt (principal value)	$350	$350	$750	$650	$2,500

•In September 2024, Cadence issued $2.5 billion of Senior Notes at a weighted average interest rate of 4.44%.
Share Repurchase

(In Millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Share Repurchase	$125	$125	$125	$150	$150
Number of Shares	0.488	0.425	0.423	0.563	0.519

(In Millions)	2020	2021	2022	2023	2024

Share Repurchase	$380	$612	$1,050	$700	$550
Number of Shares	4.247	4.401	6.602	3.145	1.930

Employees

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Headcount	11,226	11,753	12,665	12,703	12,705

	2020	2021	2022	2023	2024

Headcount	8,746	9,298	10,228	11,226	12,705

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	7

Cadence Design Systems, Inc.

Forward Looking Statements
This CFO Commentary contains forward-looking statements, including Cadence's outlook on future operating results, financial condition, strategic objectives, business prospects, technology and product developments, industry trends, market growth and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates and realize the benefits of its investments in research and development, including opportunities presented by AI; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) changes in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence’s products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including export controls, tariffs, other trade restrictions and other government regulations, as well as rising tensions and armed conflicts around the world; (vi) changes in tax laws, interest rate and currency exchange rate fluctuations, inflation rates, Cadence’s increased debt levels and obligations and Cadence’s ability to access capital and debt markets in the future; (vii) legislative or regulatory requirements; (viii) Cadence’s acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (ix) potential harm caused by compromises in cybersecurity and cybersecurity attacks; (x) capital expenditure requirements and events that affect cash flow, liquidity or reserves, or estimates Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (xi) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject; and (xii) Cadence’s ability to successfully meet any governance, environmental and social targets and strategies. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.

All forward-looking statements in this document are based on management's expectations as of the date of this document and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2025 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	8

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

GAAP total costs and expenses	$732	$759	$767	$865	$899

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(87)	(88)	(88)	(109)	(107)
Amortization of acquired intangibles	(17)	(17)	(20)	(27)	(27)
Acquisition and integration-related costs	(13)	(22)	(21)	(29)	(23)
Restructuring	1	—	—	(25)	1
Non-qualified deferred compensation expenses	(6)	(5)	(2)	(4)	—
Special charges*	—	—	(1)	—	(10)
Non-GAAP total costs and expenses**	$610	$627	$635	$671	$733

*	Q4 2024 includes costs related to adjustments to estimated legal liabilities and executive severance.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2019	2020*	2021	2022	2023	2024	2025E

GAAP total costs and expenses	$1,845	$2,037	$2,209	$2,488	$2,839	$3,291	$3,563

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(182)	(197)	(210)	(270)	(326)	(391)	(466)
Amortization of acquired intangibles	(53)	(64)	(67)	(60)	(62)	(90)	(98)
Acquisition and integration-related costs	(8)	(23)	(23)	(41)	(56)	(96)	(85)
Restructuring	(9)	(9)	1	—	(11)	(24)	—
Non-qualified deferred compensation (expenses) credits	(5)	(5)	(6)	8	(11)	(11)	—
Special charges**	(1)	—	(27)	—	—	(11)	—
Non-GAAP total costs and expenses***	$1,587	$1,739	$1,877	$2,125	$2,373	$2,667	$2,914

Table may not foot due to rounding

*	Fiscal 2020 was a 53-week year.
**	2021 includes costs related to a voluntary retirement program. 2024 includes costs related to adjustments to estimated legal liabilities and executive severance.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and Non-GAAP Operating Income Adjusted for Stock-based Compensation

(In Millions)	2019	2020*	2021	2022	2023	2024	2025E

GAAP operating income	$492	$646	$779	$1,074	$1,251	$1,351	$1,617

Reconciling items to non-GAAP operating income
Stock-based compensation expense	182	197	210	270	326	391	466
Amortization of acquired intangibles	53	64	67	60	62	90	98
Acquisition and integration-related costs	8	23	23	41	56	96	85
Restructuring	9	9	(1)	—	11	24	—
Non-qualified deferred compensation expenses (credits)	5	5	6	(8)	11	11	—
Special charges**	1	—	27	—	—	11	—
Non-GAAP operating income***	$749	$944	$1,111	$1,436	$1,717	$1,974	$2,266
Stock-based compensation expense	(182)	(197)	(210)	(270)	(326)	(391)	$(466)
Non-GAAP operating income adjusted for stock-based compensation***	$567	$747	$901	$1,166	$1,391	$1,583	$1,800

Table may not foot due to rounding

*	Fiscal 2020 was a 53-week year.
**	2021 includes costs related to a voluntary retirement program. 2024 includes costs related to adjustments to estimated legal liabilities and executive severance.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

GAAP gross margin as a percent of total revenue	90.3%	87.6%	86.9%	86.6%	83.8%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.3%	0.3%	0.3%	0.3%
Amortization of acquired intangibles	1.1%	1.1%	1.2%	1.5%	1.3%
Non-qualified deferred compensation expenses	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.1%	0.1%	0.2%	0.1%
Non-GAAP gross margin as a percent of total revenue*	91.7%	89.1%	88.5%	88.6%	85.5%

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2020	2021	2022	2023	2024

GAAP gross margin as a percent of total revenue	88.6%	89.7%	89.6%	89.4%	86.0%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.3%	0.2%	0.2%	0.3%
Amortization of acquired intangibles	1.7%	1.6%	1.2%	1.1%	1.3%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.0%	0.0%	0.0%	0.2%
Special charges*	0.0%	0.1%	0.0%	0.0%	0.0%
Non-GAAP gross margin as a percent of total revenue**	90.6%	91.7%	91.0%	90.7%	87.8%

*	2021 includes costs related to a voluntary retirement program.

**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025E

GAAP operating margin as a percent of total revenue	31.5%	24.8%	27.7%	28.8%	33.7%	27% - 28%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	8.1%	8.7%	8.3%	9.0%	7.9%	9%
Amortization of acquired intangibles	1.6%	1.7%	1.9%	2.2%	2.0%	2%
Acquisition and integration-related costs	1.2%	2.2%	1.9%	2.4%	1.7%	2%
Restructuring	(0.1)%	0.0%	0.0%	2.0%	(0.1)%	0%
Non-qualified deferred compensation expenses	0.6%	0.4%	0.2%	0.4%	0.0%	0%
Special charges*	0.0%	0.0%	0.1%	0.0%	0.8%	0%
Non-GAAP operating margin as a percent of total revenue**	42.9%	37.8%	40.1%	44.8%	46.0%	40% - 41%

*	Q4 2024 includes costs related to adjustments to estimated legal liabilities and executive severance.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	2019	2020	2021	2022	2023	2024	2025E

GAAP operating margin as a percent of total revenue	21.1%	24.1%	26.1%	30.1%	30.6%	29.1%	30.25% - 31.25%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7.8%	7.4%	7.0%	7.6%	8.0%	8.4%	9%
Amortization of acquired intangibles	2.3%	2.4%	2.2%	1.7%	1.5%	2.0%	2%
Acquisition and integration-related costs	0.3%	0.8%	0.8%	1.1%	1.4%	2.1%	2%
Restructuring	0.4%	0.3%	0.0%	0.0%	0.3%	0.5%	0%
Non-qualified deferred compensation expenses (credits)	0.2%	0.2%	0.2%	(0.2)%	0.2%	0.2%	0%
Special charges*	0.0%	0.0%	0.9%	0.0%	0.0%	0.2%	0%
Non-GAAP operating margin as a percent of total revenue**	32.1%	35.2%	37.2%	40.3%	42.0%	42.5%	43.25% - 44.25%

*	2021 includes costs related to a voluntary retirement program. 2024 includes costs related to adjustments to estimated legal liabilities and executive severance.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025E

Diluted net income per share on a GAAP basis	$1.19	$0.91	$0.84	$0.87	$1.24	$0.93 - $0.99
Stock-based compensation expense	0.32	0.32	0.32	0.40	0.39	0.40
Amortization of acquired intangibles	0.06	0.06	0.07	0.10	0.10	0.09
Acquisition and integration-related costs	0.04	0.08	0.08	0.11	0.08	0.08
Restructuring	—	—	—	0.09	—	—
Non-qualified deferred compensation expenses	0.02	0.02	0.01	0.01	—	—
Special charges*	—	—	—	—	0.04	—
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.10)	(0.22)	(0.10)	0.04	0.05	—
Income tax effect of non-GAAP adjustments	(0.15)	—	0.06	0.02	(0.02)	(0.04)
Diluted net income per share on a non-GAAP basis***	$1.38	$1.17	$1.28	$1.64	$1.88	$1.46 - $1.52

Shares used in calculation of diluted net income per share	272,419	273,544	273,520	273,958	274,292

*	Q4 2024 includes costs related to adjustments to estimated legal liabilities and executive severance.
**	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2019	2020	2021	2022	2023	2024	2025E

Diluted net income per share on a GAAP basis	$3.53	$2.11	$2.50	$3.09	$3.82	$3.85	$4.19 - $4.29
Stock-based compensation expense	0.65	0.71	0.75	0.98	1.19	1.43	1.69
Amortization of acquired intangibles	0.19	0.23	0.24	0.22	0.23	0.33	0.36
Acquisition and integration-related costs	0.03	0.08	0.08	0.15	0.21	0.35	0.31
Restructuring	0.03	0.03	—	—	0.04	0.09	—
Non-qualified deferred compensation expenses (credits)	0.02	0.02	0.02	(0.03)	0.04	0.04	—
Special charges*	—	—	0.10	—	—	0.04	—
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.01)	—	(0.03)	0.05	(0.17)	(0.22)	—
Income tax benefit related to intercompany transfers of certain intellectual property rights	(2.05)	—	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.19)	(0.38)	(0.37)	(0.19)	(0.21)	0.06	0.10
Diluted net income per share on a non-GAAP basis***	$2.20	$2.80	$3.29	$4.27	$5.15	$5.97	$6.65 - $6.75

Shares used in calculation of diluted net income per share	280,515	279,641	278,858	275,011	272,748	273,833	274 - 276M

*	2021 includes costs related to a voluntary retirement program. 2024 includes costs related to adjustments to estimated legal liabilities and executive severance.
**	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	14

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2023	FY 2024	FY 2025E

GAAP total other income and expense	$31	$45	$(53) - $(67)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(46)	(61)	—
Non-GAAP total other income and expense**	$(15)	$(16)	$(53) - $(67)

*	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 18, 2025	Cadence Q4 and Fiscal Year 2024 Financial Results	15